Exhibit 10.17

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

PROMISSORY NOTE

US $___________	[Date]

FOR VALUE RECEIVED, the undersigned, Longevity Biomedical, Inc., a Delaware corporation (“Maker”), hereby promises to pay to the order of FutureTech Partners LLC, or its permitted assigns (“Payee”), in lawful money of the United States of America, _______ or the principal balance then outstanding under this Promissory Note (this “Note”), together with any accrued and unpaid interest thereon. The principal balance outstanding under this Note shall be due and payable on the earlier to occur of (i) the six-month anniversary of the effective date of this Note and (ii) the date that Maker closes an equity financing (the “Maturity Date).

A.	Interest. The outstanding principal balance of this Note shall bear interest at the rate of zero percent (0%).

B.	Payment. The Maker shall make the outstanding principal balance of this Note before or on the Maturity Date without condition or deduction for any counterclaim, defense, recoupment or setoff, in dollars in funds immediately available to the following Payee’s assigned account:

Account Name: FutureTech Partners LLC

Account No.: [***]

Bank Name: [***]

ABA Routing No.: [***]

C.	Prepayments. This Note may be prepaid by Maker at any time in whole, or from time to time in part, without premium or penalty.

D.	Events of Default. If the Maker fail to perform or observe any term, covenant or provision contained in this Note, THEN, the Payee may, (i) declare the entire the outstanding principal balance of this Note to be due and payable, without presentment, demand, protest or further notice of any kind, and (ii) declare against the Maker penalty of 0.1% of any default amount for each day default until the full payment of the outstanding principal balance of this Note, without presentment, demand, protest or further notice of any kind.

C.            Waivers. Maker expressly waives presentment and demand for payment, protest and notice of protest and of non-payment.

D.          Amendments; Binding Effect; Assignment. This Note may be amended, modified or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by Maker and Payee. This Note shall be binding upon the successors and permitted assigns of Maker and inure to the benefit of Payee and its permitted successors and assigns. This Note may be assigned by Payee at his sole discretion, but may not be assigned by Maker.

E.            Governing Law; Venue. This Note shall be governed in all respects by the internal laws of the State of Washington without regard to the conflicts-of-law provisions thereof. Maker voluntarily submits to the exclusive jurisdiction of the state courts sitting in King County, Washington in any action or proceeding with respect to this Note, and waives any objection to the laying of venue with respect to such courts or that such courts constitute an inconvenient forum.

F.            WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE.

G.         Washington Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

(signature page follows)

IN WITNESS WHEREOF, Maker, intending to be bound hereby, does hereby execute and deliver this Note as of the date first above written.

MAKER:

LONGEVITY BIOMEDICAL, INC.

By:	/s/ Bradford A. Zakes
Name:	Bradford A. Zakes
Title:	President & CEO
Address:	12100 NE 195 St. NE, Suite 150 Bothell, WA 98011

(Signature Page to Promissory Note)

SCHEDULE OF SUBSTANTIALLY IDENTICAL PROMISSORY NOTES

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Promissory Note although Longevity Biomedical, Inc. has entered into various such Promissory Notes that are substantially identical in all material respects except as to certain other details. The following schedule lists Promissory Notes that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Promissory Note that is being filed, and sets forth the material details in which the omitted Promissory Notes differ from the form of Promissory Note that is being filed.

Promissory Note Date	Amount
December 1, 2021	$150,000
January 14, 2022	$150,000
April 1, 2022	$350,000
June 13, 2022	$300,000
July 18, 2022	$400,000
August 30, 2022	$300,000
September 29, 2022	$200,000
October 31, 2022	$150,000
November 14, 2022	$150,000
December 2, 2022	$150,000
January 10, 2023	$150,000
February 1, 2023	$400,000
March 28, 2023	$200,000